Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt
6.	Long-Term Debt

Long-term debt consists of the following (in thousands):

	December 31,
	2011	2010
Credit Facility:
Term loans	$5,949,383	$5,999,337
Revolving credit loans	30,000	—
8 7/ 8% Senior Notes due 2015	1,777,617	2,784,331
8% Senior Notes due 2019	1,000,000	—
Capital lease obligations (see Note 9)	48,361	51,731
Other	41,143	36,122

Total debt	8,846,504	8,871,521
Less current maturities	(63,706)	(63,139)

Total long-term debt	$8,782,798	$8,808,382

Credit Facility

In connection with the consummation of the acquisition of Triad in July 2007, the Company’s wholly-owned subsidiary CHS/Community Health Systems, Inc. (“CHS”) obtained approximately $7.2 billion of senior secured financing under a new credit facility (the “Credit Facility”) with a syndicate of financial institutions led by Credit Suisse, as administrative agent and collateral agent, and issued approximately $3.0 billion aggregate principal amount of 8 7 /8% senior notes due 2015 (the “ 8 7/8% Senior Notes”). The Company used the net proceeds of $3.0 billion from the 8 7/8% Senior Notes offering and the net proceeds of approximately $6.1 billion of term loans under the Credit Facility to acquire the outstanding shares of Triad, to refinance certain of Triad’s indebtedness and the Company’s indebtedness, to complete certain related transactions, to pay certain costs and expenses of the transactions and for general corporate uses. Specifically, the Company repaid its outstanding debt under the previously outstanding credit facility, the 6.50% senior subordinated notes due 2012 and certain of Triad’s existing indebtedness.

The Credit Facility consisted of an approximately $6.1 billion funded term loan facility with a maturity of seven years, a $400 million delayed draw term loan facility with a maturity of seven years and a $750 million revolving credit facility with a maturity of six years. As of December 31, 2007, the $400 million delayed draw term loan facility had been reduced to $300 million at the request of CHS. During the fourth quarter of 2008, $100 million of the delayed draw term loan was drawn by CHS, reducing the delayed draw term loan availability to $200 million at December 31, 2008. In January 2009, CHS drew down the remaining $200 million of the delayed draw term loan. The revolving credit facility also includes a subfacility for letters of credit and a swingline subfacility. The Credit Facility requires quarterly amortization payments of each term loan facility equal to 0.25% of the outstanding amount of the term loans. On November 5, 2010, CHS entered into an amendment and restatement of its existing Credit Facility. The amendment extended by two and a half years, until January 25, 2017, the maturity date of $1.5 billion of the existing term loans under the Credit Facility and increased the pricing on these term loans to LIBOR plus 350 basis points. If more than $50 million of the 8 7/8 % Senior Notes remain outstanding on April 15, 2015, without having been refinanced, then the maturity date for the extended term loans will be accelerated to April 15, 2015. The amendment also increases CHS’s ability to issue additional indebtedness under the uncommitted incremental facility to $1.0 billion from $600 million, permits CHS to issue Term A term loans under the incremental facility, and provides up to $2.0 billion of borrowing capacity from receivable transactions, an increase of $0.5 billion, of which $1.7 billion would be required to be used for repayment of existing term loans. In addition, effective February 2, 2012, the Company completed an additional amendment and restatement of the Credit Facility, which extended by two and a half years, until January 25, 2017, the maturity date of an additional $1.6 billion of the existing non-extended term loans under the Credit Facility and increased the pricing on the newly extended term loans by 125 basis points. The maturity date of the balance of the term loans of approximately $2.9 billion remained unchanged at July 25, 2014.

The term loan facility must be prepaid in an amount equal to (1) 100% of the net cash proceeds of certain asset sales and dispositions by the Company and its subsidiaries, subject to certain exceptions and reinvestment rights, (2) 100% of the net cash proceeds of issuances of certain debt obligations or receivables based financing by the Company and its subsidiaries, subject to certain exceptions, and (3) 50%, subject to reduction to a lower percentage based on the Company’s leverage ratio (as defined in the Credit Facility generally as the ratio of total debt on the date of determination to the Company’s EBITDA, as defined, for the four quarters most recently ended prior to such date), of excess cash flow (as defined) for any year, commencing in 2008, subject to certain exceptions. Voluntary prepayments and commitment reductions are permitted in whole or in part, without any premium or penalty, subject to minimum prepayment or reduction requirements.

The obligor under the Credit Facility is CHS. All of the obligations under the Credit Facility are unconditionally guaranteed by the Company and certain existing and subsequently acquired or organized domestic subsidiaries. All obligations under the Credit Facility and the related guarantees are secured by a perfected first priority lien or security interest in substantially all of the assets of the Company, CHS and each subsidiary guarantor, including equity interests held by the Company, CHS or any subsidiary guarantor, but excluding, among others, the equity interests of non-significant subsidiaries, syndication subsidiaries, securitization subsidiaries and joint venture subsidiaries.

The loans under the Credit Facility bear interest on the outstanding unpaid principal amount at a rate equal to an applicable percentage plus, at CHS’s option, either (a) an Alternate Base Rate (as defined) determined by reference to the greater of (1) the Prime Rate (as defined) announced by Credit Suisse or (2) the Federal Funds Effective Rate (as defined) plus one-half of 1.0% or (3) the adjusted London Interbank Offered Rate (“LIBOR”) on such day for a three-month interest period commencing on the second business day after such day plus 1%, or (b) a reserve adjusted LIBOR for dollars (Eurodollar rate) (as defined). The applicable percentage for Alternate Base Rate loans is 1.25% for term loans due 2014 and is 2.25% for term loans due 2017. The applicable percentage for Eurodollar rate loans is 2.25% for term loans due 2014 and 3.5% for term loans due 2017. The applicable percentage for revolving loans is 1.25% for Alternate Base Rate revolving loans and 2.25% for Eurodollar revolving loans, in each case subject to reduction based on the Company’s leverage ratio. Loans under the swingline subfacility bear interest at the rate applicable to Alternate Base Rate loans under the revolving credit facility.

CHS has agreed to pay letter of credit fees equal to the applicable percentage then in effect with respect to Eurodollar rate loans under the revolving credit facility times the maximum aggregate amount available to be drawn under all letters of credit outstanding under the subfacility for letters of credit. The issuer of any letter of credit issued under the subfacility for letters of credit will also receive a customary fronting fee and other customary processing charges. CHS was initially obligated to pay commitment fees of 0.50% per annum (subject to reduction based upon the Company’s leverage ratio) on the unused portion of the revolving credit facility. For purposes of this calculation, swingline loans are not treated as usage of the revolving credit facility. With respect to the delayed draw term loan facility, CHS was also obligated to pay commitment fees of 0.50% per annum for the first nine months after the closing of the Credit Facility, 0.75% per annum for the next three months after such nine-month period and thereafter, 1.0% per annum. In each case, the commitment fee was paid on the unused amount of the delayed draw term loan facility. After the draw down of the remaining $200 million of the delayed draw term loan in January 2009, CHS no longer pays any commitment fees for the delayed draw term loan facility. CHS paid arrangement fees on the closing of the Credit Facility and pays an annual administrative agent fee.

The Credit Facility contains customary representations and warranties, subject to limitations and exceptions, and customary covenants restricting the Company’s and its subsidiaries’ ability, subject to certain exceptions, to, among other things (1) declare dividends, make distributions or redeem or repurchase capital stock, (2) prepay, redeem or repurchase other debt, (3) incur liens or grant negative pledges, (4) make loans and investments and enter into acquisitions and joint ventures, (5) incur additional indebtedness or provide certain guarantees, (6) make capital expenditures, (7) engage in mergers, acquisitions and asset sales, (8) conduct transactions with affiliates, (9) alter the nature of the Company’s businesses, (10) grant certain guarantees with respect to physician practices, (11) engage in sale and leaseback transactions or (12) change the Company’s fiscal year. The Company is also required to comply with specified financial covenants (consisting of a leverage ratio and an interest coverage ratio) and various affirmative covenants.

Events of default under the Credit Facility include, but are not limited to, (1) CHS’s failure to pay principal, interest, fees or other amounts under the credit agreement when due (taking into account any applicable grace period), (2) any representation or warranty proving to have been materially incorrect when made, (3) covenant defaults subject, with respect to certain covenants, to a grace period, (4) bankruptcy events, (5) a cross default to certain other debt, (6) certain undischarged judgments (not paid within an applicable grace period), (7) a change of control, (8) certain ERISA-related defaults and (9) the invalidity or impairment of specified security interests, guarantees or subordination provisions in favor of the administrative agent or lenders under the Credit Facility.

On April 2, 2009, the Company paid down $110.4 million of its term loans under the Credit Facility. Of this amount, $85.0 million was paid down as required under the terms of the Credit Facility with the net proceeds received from the sale of the ownership interest in the partnership that owned and operated Presbyterian Hospital of Denton. This resulted in a loss from early extinguishment of debt of $1.1 million with an after-tax impact of $0.7 million recorded in discontinued operations for the year ended December 31, 2009. The remaining $25.4 million was paid on the term loans as required under the terms of the Credit Facility with the net proceeds received from the sale of various other assets. This resulted in a loss from early extinguishment of debt of $0.3 million with an after-tax impact of $0.2 million recorded in continuing operations for the year ended December 31, 2009.

As of December 31, 2011, a $750 million revolving credit facility was available to the Company for working capital and general corporate purposes under the Credit Facility, with $37.7 million of the revolving credit facility being set aside for outstanding letters of credit and $30.0 million outstanding at December 31, 2011. CHS has the ability to amend the Credit Facility to provide for one or more tranches of term loans in an aggregate principal amount of $1.0 billion, which CHS has not yet accessed. CHS also has the ability to add up to $300 million of borrowing capacity from receivable transactions (including securitizations) under the Credit Facility, which has not yet been accessed. As of December 31, 2011, the weighted-average interest rate under the Credit Facility, excluding swaps, was 3.5%.

The term loans are scheduled to be paid with principal payments for future years as follows (in thousands):

Year	Amount
2012	$49,874
2013	49,874
2014	4,413,385
2015	15,000
2016	15,000
Thereafter	1,406,250

Total	$5,949,383

As of December 31, 2011 and 2010, the Company had letters of credit issued, primarily in support of potential insurance-related claims and certain bonds, of approximately $37.7 million and $81.9 million, respectively.

8  7/8% Senior Notes due 2015

The 8 7/8% Senior Notes were issued by CHS in connection with the Triad acquisition in the principal amount of approximately $3.0 billion. The 8 7/8 % Senior Notes will mature on July 15, 2015. The 8 7/8% Senior Notes bear interest at the rate of 8.875% per annum, payable semiannually in arrears on January 15 and July 15, commencing January 15, 2008. Interest on the 8 7 /8% Senior Notes accrues from the date of original issuance. Interest is calculated on the basis of a 360-day year comprised of twelve 30-day months.

On and after July 15, 2011, CHS is entitled, at its option, to redeem all or a portion of the 8 7/8% Senior Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as a percentage of principal amount on the redemption date), plus accrued and unpaid interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on July 15 of the years set forth below:

Period	Redemption Price
2012	102.219%
2013 and thereafter	100.000%

Pursuant to a registration rights agreement entered into at the time of the issuance of the 8  7/8% Senior Notes, as a result of an exchange offer made by CHS, substantially all of the 8 7/8% Senior Notes issued in July 2007 were exchanged in November 2007 for new notes (the “Exchange Notes”) having terms substantially identical in all material respects to the 8  7/8% Senior Notes (except that the Exchange Notes were issued under a registration statement pursuant to the 1933 Act). References to the 8 7/8 % Senior Notes shall also be deemed to include the Exchange Notes unless the context provides otherwise.

On December 7, 2011, CHS completed the cash tender offer for $1.0 billion of the $2.8 billion aggregate principal amount of 8 7/8% Senior Notes due 2015. This resulted in a loss from early extinguishment of debt of $66.0 million with an after-tax impact of $42.0 million recorded in continuing operations for the year ended December 31, 2011.

8% Senior Notes due 2019

On November 22, 2011, CHS completed its offering of $1.0 billion aggregate principal amount of 8% Senior Notes due 2019 (the “8% Senior Notes”), which were issued in a private placement. The net proceeds from this issuance, together with available cash on hand, were used to finance the purchase of $1.0 billion aggregate principal amount of CHS’ outstanding 8  7/8% Senior Notes due 2015 and related fees and expenses. The 8% Senior Notes bear interest at 8% per annum, payable semiannually in arrears on May 15 and November 15, commencing May 15, 2012. Interest on the 8% Senior Notes accrues from the date of original issuance. Interest is calculated on the basis of a 360-day year comprised of twelve 30-day months.

Except as set forth below, CHS is not entitled to redeem the 8% Senior Notes prior to November 15, 2015.

On and after November 15, 2015, CHS is entitled, at its option, to redeem all or a portion of the 8% Senior Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as a percentage of principal amount on the redemption date), plus accrued and unpaid interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on November 15 of the years set forth below:

Period	Redemption Price
2015	104.000%
2016	102.000%
2017 and thereafter	100.000%

In addition, any time prior to November 15, 2014, CHS is entitled, at its option, on one or more occasions to redeem the 8% Senior Notes (which include additional 8% Senior Notes, if any) in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the 8% Senior Notes (which includes additional 8% Senior Notes, if any) originally issued at a redemption price (expressed as a percentage of principal amount) of 108.000%, plus accrued and unpaid interest to the redemption date, with the Net Cash Proceeds (as defined in the indenture governing the 8% Senior Notes) from one or more Public Equity Offerings (as defined in the indenture governing the 8% Senior Notes) (provided that if the Public Equity Offering is an offering by the Company, a portion of the Net Cash Proceeds thereof equal to the amount required to redeem any such 8% Senior Notes is contributed to the equity capital of CHS); provided, however, that:

1) at least 65% of such aggregate principal amount of 8% Senior Notes originally issued remains outstanding immediately after the occurrence of each such redemption (other than the 8% Senior Notes held, directly or indirectly, by the Company or its subsidiaries); and

2) each such redemption occurs within 180 days after the date of the related Public Equity Offering.

CHS is entitled, at its option, to redeem the 8% Senior Notes, in whole or in part, at any time prior to November 15, 2015, upon not less than 30 or more than 60 days notice, at a redemption price equal to 100% of the principal amount of 8% Senior Notes redeemed plus the Applicable Premium (as defined), and accrued and unpaid interest, if any, as of the applicable redemption date.

Other Debt. As of December 31, 2011, other debt consisted primarily of the mortgage obligation on the Company’s corporate headquarters and other obligations maturing in various installments through 2020.

To limit the effect of changes in interest rates on a portion of the Company’s long-term borrowings, the Company is a party to 34 separate interest swap agreements in effect at December 31, 2011, with an aggregate notional amount of approximately $4.9 billion. On each of these swaps, the Company receives a variable rate of interest based on the three-month LIBOR in exchange for the payment of a fixed rate of interest. The Company currently pays, on a quarterly basis, a margin above LIBOR of 225 basis points for the outstanding balance of revolver loans and term loans due in 2014 and 350 basis points for term loans due in 2017 under the Credit Facility. See Note 7 for additional information regarding these swaps.

As of December 31, 2011, the scheduled maturities of long-term debt outstanding, including capital lease obligations for each of the next five years and thereafter are as follows (in thousands):

Year	Amount
2012	$63,706
2013	87,993
2014	4,417,745
2015	1,796,304
2016	18,644
Thereafter	2,462,112

Total	$8,846,504

The Company paid interest of $680.7 million, $650.7 million and $657.0 million on borrowings during the years ended December 31, 2011, 2010 and 2009, respectively.